SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): November 26, 2007


                         HOUSTON AMERICAN ENERGY CORP.
                        -------------------------------
               (Exact name of registrant as specified in Charter)


           Delaware                 1-32955               76-0675953
    ---------------------        -------------       --------------------
(State or other jurisdiction of   (Commission           (IRS Employer
 incorporation or organization)     File No.          Identification No.


                         801 Travis Street, Suite 1425
                              Houston, Texas 77002
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               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
                           -------------------------
                           (Issuer Telephone number)


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            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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
Item 5.03.     Amendment to Articles of Incorporation or Bylaws; Change in
               Fiscal Year

Effective November 26, 2007, the Board of Directors of Houston American Energy Corp. (the "Company") amended Article V of the Company's Bylaws to clarify the authority to issue uncertificated shares of the Company's stock and the procedures relating to the transfer of shares of the Company's common stock. The ability to issue uncertificated shares allows the Company's securities to be eligible for a direct registration system ("DRS") as required by the Nasdaq Stock Market. The DRS will allow the Company's stockholders to register shares of the Company's common stock in their names without the issuance of physical certificates and will give the Company's stockholders the ability to electronically transfer shares to brokers.

The Amended and Restated Bylaws are attached as Exhibit 10.1 to this report and are incorporated by reference.

Item 9.01.     Exhibits

Exhibit
Number          Description of Exhibit
-----------     ----------------------------------------------------------------

3.1             Amended and Restated Bylaws

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOUSTON AMERICAN ENERGY CORP.

Dated:  November 28, 2007
                                By:     /s/ John Terwilliger
                                        John Terwilliger,
                                        President and
                                        Chief Executive Officer


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